Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Degen, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nortech Systems Incorporated on Form 10-Q for the fiscal quarter ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nortech Systems Incorporated.

By:	/s/ Michael J. Degen	Date: November 7, 2003
Michael J. Degen
Chief Executive Officer
Nortech Systems Incorporated

I, Garry M. Anderly, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nortech Systems Incorporated on Form 10-Q for the fiscal ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nortech Systems Incorporated.

By:	/s/ Garry M. Anderly	Date: November 7, 2003
Garry M. Anderly
Principal Financial Officer and Principal Accounting Officer
Nortech Systems Incorporated